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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 31, 2001


                  STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                      333-56240             13-3633241
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(State or Other Jurisdiction          (Commission         (I.R.S. Employer
of Incorporation)                     File Number)        Identification No.)


 245 Park Avenue
 New York, New York                           10167
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 (Address of Principal                        (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (212) 272-2000

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                                       -2-


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  1. Pooling and Servicing Agreement, dated as of May 1, 2001 among Structured Asset Mortgage Investments Inc., as seller, Bank One, National Association, as trustee, EMC Mortgage Corporation, and Wells Fargo Bank Minnesota, National Association, as master servicer and as securities administrator.



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                             STRUCTURED ASSET MORTGAGE
                                             INVESTMENTS INC.

                                             By:/s/   Baron Silverstein
                                                -------------------------------
                                             Name:    Baron Silverstein
                                             Title:   Vice President



Dated: June 15, 2001

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                                                   EXHIBIT INDEX


            Item 601 (a) of Sequentially
Exhibit        Regulation S-K               Numbered
Number         Exhibit No.                  Description                Page
------         -----------                  -----------                ----

1                 4                         Pooling and Servicing        5
                                            Agreement


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                                     EXHIBIT